UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 31, 2005


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
     (Commission File Number)             (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                   94710
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(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code    (510) 204-7200



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          (Former name or former address, if changed since last report)



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Item 8.01.  Other Events

     On January 31, 2005, XOMA Ltd. issued a press release announcing that it intends to offer approximately $60 million principal amount of convertible senior notes due 2012, with an option to the initial purchasers to purchase up to an additional $20 million principal amount of notes.

     A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 9.01.  Exhibits

1. Press Release dated January 31, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2005                 XOMA LTD.




                                          By:  /s/  Christopher J. Margolin
                                               -------------------------------
                                               Christopher J. Margolin
                                               Vice President, General
                                               Counsel and Secretary



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                                  EXHIBIT INDEX


Number   Description
------   -----------

1. Press Release dated January 31, 2005.